Exhibit 99.3

CPI Card Group Inc. and Subsidiaries
Supplemental Segment Information
(dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2025
	Secure Card	Prepaid	Integrated	Total Reportable	Intersegment
	Solutions	Solutions	Paytech	Segments	Eliminations (1)	Corporate	Consolidated
Revenue	$81,642	$26,713	$19,253	$127,608	$(4,847)	$—	$122,761
Cost of goods sold	60,823	17,271	8,818	86,912	(4,847)	—	82,065
Gross profit	20,819	9,442	10,435	40,696	—	—	40,696
Selling, general and administrative expenses	6,509	1,443	3,042	10,994	—	15,598	26,592
Income (loss) from operations	$14,310	$7,999	$7,393	$29,702	$—	$(15,598)	$14,104

EBITDA by segment:
Income (loss) from operations	$14,310	$7,999	$7,393	$29,702	$—	$(15,598)	$14,104
Depreciation and amortization	2,240	1,116	31	3,387	—	860	4,247
Other (expense) income	(7)	6	—	(1)	—	19	18
EBITDA	$16,543	$9,121	$7,424	$33,088	$—	$(14,719)	$18,369

Gross profit margin	25.5%	35.3%	54.2%	31.9%	*	*	33.2%
EBITDA margin	20.3%	34.1%	38.6%	25.9%	*	*	15.0%

(1)    Includes intersegment eliminations related to sales from Secure Card Solutions of $0.5 million to Prepaid Solutions and $4.3 million to Integrated Paytech, respectively.

	Three Months Ended June 30, 2025
	Secure Card	Prepaid	Integrated	Total Reportable	Intersegment
	Solutions	Solutions	Paytech	Segments	Eliminations (2)	Corporate	Consolidated
Revenue	$94,673	$19,222	$19,326	$133,221	$(3,468)	$—	$129,753
Cost of goods sold	70,755	13,751	8,595	93,101	(3,468)	—	89,633
Gross profit	23,918	5,471	10,731	40,120	—	—	40,120
Selling, general and administrative expenses	8,282	1,300	3,314	12,896	—	17,801	30,697
Income (loss) from operations	$15,636	$4,171	$7,417	$27,224	$—	$(17,801)	$9,423

EBITDA by segment:
Income (loss) from operations	$15,636	$4,171	$7,417	$27,224	$—	$(17,801)	$9,423
Depreciation and amortization	3,497	1,126	31	4,654	—	861	5,515
Other (expense) income	(33)	—	—	(33)	—	20	(13)
EBITDA	$19,100	$5,297	$7,448	$31,845	$—	$(16,920)	$14,925

Gross profit margin	25.3%	28.5%	55.5%	30.1%	*	*	30.9%
EBITDA margin	20.2%	27.6%	38.5%	23.9%	*	*	11.5%

(2)    Includes intersegment eliminations related to sales from Secure Card Solutions of $0.2 million to Prepaid Solutions and $3.3 million to Integrated Paytech, respectively.

	Three Months Ended September 30, 2025
	Secure Card	Prepaid	Integrated	Total Reportable	Intersegment
	Solutions	Solutions	Paytech	Segments	Eliminations (3)	Corporate	Consolidated
Revenue	$99,154	$23,335	$19,498	$141,987	$(4,021)	$—	$137,966
Cost of goods sold	76,226	16,286	8,482	100,994	(4,021)	—	96,973
Gross profit	22,928	7,049	11,016	40,993	—	—	40,993
Selling, general and administrative expenses	9,879	1,166	2,788	13,833	—	14,142	27,975
Income (loss) from operations	$13,049	$5,883	$8,228	$27,160	$—	$(14,142)	$13,018

EBITDA by segment:
Income (loss) from operations	$13,049	$5,883	$8,228	$27,160	$—	$(14,142)	$13,018
Depreciation and amortization	4,080	1,134	33	5,247	—	868	6,115
Other expense	(238)	(1)	—	(239)	—	(290)	(529)
EBITDA	$16,891	$7,016	$8,261	$32,168	$—	$(13,564)	$18,604

Gross profit margin	23.1%	30.2%	56.5%	28.9%	*	*	29.7%
EBITDA margin	17.0%	30.1%	42.4%	22.7%	*	*	13.5%

(3)    Includes intersegment eliminations related to sales from Secure Card Solutions of $0.6 million to Prepaid Solutions and $3.4 million to Integrated Paytech, respectively.

	Three Months Ended December 31, 2025
	Secure Card	Prepaid	Integrated	Total Reportable	Intersegment
	Solutions	Solutions	Paytech	Segments	Eliminations (4)	Corporate	Consolidated
Revenue	$114,424	$24,355	$17,733	$156,512	$(3,458)	$—	$153,054
Cost of goods sold	85,970	14,375	7,880	108,225	(3,458)	—	104,767
Gross profit	28,454	9,980	9,853	48,287	—	—	48,287
Selling, general and administrative expenses	9,518	1,334	3,392	14,244	—	15,747	29,991
Income (loss) from operations	$18,936	$8,646	$6,461	$34,043	$—	$(15,747)	$18,296

EBITDA by segment:
Income (loss) from operations	$18,936	$8,646	$6,461	$34,043	$—	$(15,747)	$18,296
Depreciation and amortization	4,339	1,316	57	5,712	—	872	6,584
Other expense	(109)	(133)	—	(242)	—	(3)	(245)
EBITDA	$23,166	$9,829	$6,518	$39,513	$—	$(14,878)	$24,635

Gross profit margin	24.9%	41.0%	55.6%	30.9%	*	*	31.5%
EBITDA margin	20.2%	40.4%	36.8%	25.2%	*	*	16.1%

(4)    Includes intersegment eliminations related to sales from Secure Card Solutions of $0.2 million to Prepaid Solutions and $3.3 million to Integrated Paytech, respectively.

	Year Ended December 31, 2025
	Secure Card	Prepaid	Integrated	Total Reportable	Intersegment
	Solutions	Solutions	Paytech	Segments	Eliminations (5)	Corporate	Consolidated
Revenue	$389,893	$93,625	$75,810	$559,328	$(15,794)	$—	$543,534
Cost of goods sold	293,774	61,683	33,775	389,232	(15,794)	—	373,438
Gross profit	96,119	31,942	42,035	170,096	—	—	170,096
Selling, general and administrative expenses	34,188	5,243	12,536	51,967	—	63,288	115,255
Income (loss) from operations	$61,931	$26,699	$29,499	$118,129	$—	$(63,288)	$54,841

EBITDA by segment:
Income (loss) from operations	$61,931	$26,699	$29,499	$118,129	$—	$(63,288)	$54,841
Depreciation and amortization	14,156	4,692	152	19,000	—	3,461	22,461
Other expense	(387)	(128)	—	(515)	—	(254)	(769)
EBITDA	$75,700	$31,263	$29,651	$136,614	$—	$(60,081)	$76,533

Gross profit margin	24.7%	34.1%	55.4%	30.4%	*	*	31.3%
EBITDA margin	19.4%	33.4%	39.1%	24.4%	*	*	14.1%

(5)    Includes intersegment eliminations related to sales from Secure Card Solutions of $1.6 million to Prepaid Solutions and $14.2 million to Integrated Paytech, respectively.